Exhibit 99.5

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT, dated as of February 7, 2006, by and between Everlast Worldwide Inc., a Delaware corporation (the “Company”) and Arlene Shechet, an individual with a principal contact address of 52 White Street, Buzzer #3, New York, NY 10013 (the “Seller”).

WHEREAS, the Seller is the beneficial holder of 1,000 shares of the Company’s Series A Redeemable Participating Preferred Stock $.01 par value (the “Series A Preferred Shares”);

WHEREAS, the Company desires to purchase and the Seller wishes to sell the Series A Preferred Shares pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.                Redemption of Series A Preferred Shares.

1.1            Sale and Purchase of Series A Preferred Shares. At the Closing (as hereinafter defined), upon the terms and subject to the conditions contained in this Agreement, the Seller shall sell to the Company and the Company shall purchase from Seller all right, title and interest in and to the Series A Preferred Shares (including any and all rights associated therewith) for a purchase price of Nine Hundred Thousand Dollars ($900,000) (the “Consideration”).

1.2           Closing. The closing of the sale and purchase of the Series A Preferred Shares shall take place simultaneously with the execution and delivery of this Agreement at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, or at such other time and place as the Company and the Seller shall mutually agree (the “Closing”).

1.3	Deliveries at the Closing.

(a)        At the Closing, the Company shall deliver the Consideration to the Seller by wire transfer to the account designated by Seller to the Company as shown on Exhibit A hereto; and

(b)        At the Closing, the Seller shall deliver to the Company the original share certificate representing all the Series A Preferred Shares, duly endorsed in blank for transfer or accompanied by separate stock powers duly executed in blank.

Section 2.	Representations and Warranties and Covenants of the Company.

The Company hereby represents and warrants to Seller as follows:

2.1              Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own, operate or lease its properties and to carry on its businesses as now being conducted. A complete and correct copy of the Certificate of Incorporation of the Company, and all amendments thereto, and of the By-Laws of the Company, have been heretofore made available to the Seller.

2.2              Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite action by the Company and this Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The consideration being paid to Seller is derived from Company funds lawfully available for such purposes.

2.3              No Breach of Statute or Contract. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decree, rule or regulation of any court or governmental authority applicable to the Company, or result in a breach or conflict with any of the terms, provisions or conditions of the governing documents of the Company or violate, conflict with or breach any agreement, contract, mortgage, instrument, indenture or license to which the Company is party or by which the Company is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties, any claim, interest or right, including rights of termination or cancellation in, or with respect to any of their properties

2.4              SEC Reports and Financial Statements. Since January 1, 2004, the Company has filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (as such documents have been amended or supplemented since the time of their filing, collectively, the "SEC Reports"). As of their respective dates, the SEC Reports (including without limitation, any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act (as the case may be) and all applicable rules and regulations of the SEC promulgated thereunder. Each of the consolidated financial statements included in the SEC Reports has been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company as at the dates thereof or for the periods presented therein.

2.5              Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Seller in writing or orally by senior management of the Company pursuant this Agreement and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance known to the Company has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company’s securities.

Section 3.	Representations and Warranties and Covenants of Seller.

The Seller hereby represents and warrants to the Company as follows:

3.1              Ownership of Series A Preferred Shares. The Series A Preferred Shares are solely owned by the Seller, beneficially and of record, free and clear of any and all liens, encumbrances, claims, charges and assessments, and the Seller has the full and sole right, power, legal capacity and authority to sell, transfer and deliver the Series A Preferred Shares. The Series A Preferred Shares are not subject to any options or contractual restrictions with respect to transferability.

3.2              Authorization. The Seller has all requisite authority to execute, deliver and perform this Agreement and the transactions and documents contemplated hereby, and the execution, delivery and performance by the Seller of this Agreement have been duly authorized by all requisite action by the Seller and this Agreement and the documents contemplated hereby, when executed and delivered by the Seller, constitutes a valid and binding obligations of the Seller, enforceable against the Seller, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.3              Tax Payments. All transfer, documentary, sales, use, stamp, registration, and such other taxes, and all conveyance fees, recording charges and other fees and charges

(including penalties and interest) due in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Seller.

Section 4.	Other Agreements of the Parties.

(a)               Seller is the owner of 59,034 shares of the Company’s common stock, evidenced by share crtificates Nos. AAG 1455 and AAG 1456 and EVS 0493 (the “Common Shares”).

(b)               The Company agrees, at Closing, upon submission of the share certificates AAG 1455 and AAG 1456 to the Company accompanied by an opinion of Seller’s counsel and appropriate representations as to holding period and non-affiliation, to instruct its transfer agent to issue and deliver a “clean” stock certificate registered in Seller’s name for 25,250 shares free of any restrictive legend.

(c)               The Company agrees to cooperate with Seller to effect the transfer or sale of Certificate No. EVS 0493 on and after such date that the shares are available for resale under Rule 144 or other applicable rule or regulation.

Section 5.	Covenants.

5.1           Announcements. None of the parties to this Agreement shall make any public announcements with respect to this Agreement or the transactions contemplated hereby without the written consent of the other parties hereto, except as required by law.

5.2           Payment of Dividends Earned. On and after the Closing, the Company covenants to pay to Seller any and all dividends or other consideration earned with respect to the Series A Preferred Shares for the fiscal year ended December 31, 2005 or other applicable periods, in accordance with the terms of the Certificate of the Designations, Powers, and Preferences and Rights of the Series A Redeemable Participating Preferred Stock as filed by the Company on October 24, 2000 with the Delaware Secretary of State.

5.3           Termination of Registration Rights Agreement. Upon the Closing of this transaction, Section 3 of the Registration Rights Agreement dated as of October 24, 2000 by and among the Company and the stockholders named therein shall be of no further force or effect.

Section 6.	Brokers and Finders.

No party hereto shall be obligated to pay any commission, brokerage fee or finder’s fee based on any alleged agreement or understanding between any such party and a third person in respect of the transactions contemplated hereby. Each party hereto hereby agrees to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied from the actions of such party.

Section 7.	Recitals Incorporated.

The recitals of this Agreement are incorporated herein by this reference and made a material part of this Agreement.

Section 8.	Successors and Assigns.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.	Entire Agreement.

This Agreement, including any and all exhibits and schedules hereto, contains the entire understanding of the parties with respect to the purchase and sale of the Series A Preferred Shares and supersedes all prior agreements and understandings among the parties with respect thereto. Nothing contained in the Agreement is intended to affect or change any rights that Seller may have under any other agreement between the Company and Seller.

Section 10.	Notices.

All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

(a)	if to the Company, to:

Everlast Worldwide Inc.

1350 Broadway, Suite 2300,

New York, New York 10018

Telecopier: (212) 239-0990

Attention: Seth Horowitz,

President and Chief Executive Officer

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Telecopier: (212) 451-2222

Attention: Robert H. Freidman, Esq.

- and -

Edward Epstein, Esq.

915 Middle River Drive

Fort Lauderdale, FL 33304

(b)	if to the Seller, to:

Arlene Shechet

52 White Street

Buzzer #3

New York, NY 10013

with a copy to:

Law Offices of Thomas G. Amon

500 Fifth Avenue, Suite 1650

New York, New York 10110

Telecopier: (212) 810-2427

Attention: Thomas G. Amon, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other parties to this Agreement in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 11.	Amendments.

This Agreement may not be modified or amended, or any of the provisions of this Agreement waived, except by written agreement of all parties hereto.

Section 12.	Governing Law; Waiver of Jury Trial.

(a)               All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(b)               BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

Section 13.	Submission to Jurisdiction.

Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York and the United States of America located in the City of New York, New York and, by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their properties, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereby irrevocably waive, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The parties hereby irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to them at the address set forth herein. Nothing contained herein to the contrary, is intended to prevent or prohibit any party from bringing legal action or proceeding in any other court having jurisdiction over the parties.

Section 14.	Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15.	Counterparts.

This Agreement may be executed in any number of counterparts, and each such counterpart of this Agreement shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

Section 16.	Headings.

The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 17.	Expenses.

Each party hereto shall pay its own expenses incurred in the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

Section 18.	Survival.

The warranties, representations, and covenants of the Seller and the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or the Seller.

Section 19.	Further Assurances.

From and after the date of this Agreement, the Company and the Seller agree to execute and deliver any additional documents, instruments and other writings as may be reasonably necessary to effect transaction contemplated hereby, including any documents required by the Company’s transfer agent or counsel.

Section 20.	Preparation of Agreement.

Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.

* * * * *

IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.

EVERLAST WORLDWIDE INC.

By:	/s/ Seth A. Horowitz
Name: Seth Horowitz
Title: President and Chief Executive Officer

/s/ Arlene Shechet
ARLENE SHECHET

EXHIBIT A

Bank:

ABA No.:
For credit to:
Account No.:
Further credit to: